Colonial Global Equity Fund

                     Supplement to March 1, 2000 Prospectus
                     and Statement of Additional Information
                    (Replacing Supplement dated March 21, 2000)


The Fund's Prospectus and Statement of Additional Information are amended as follows:

Your Expenses. Footnote 6 on page 4 of the Prospectus, regarding the Fund's management fee, is revised in its entirety to read as follows:

         (6) The Fund's advisor voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.40%. As a result, the actual management fee for each share class would be 0.85% and the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) for each of the Class A, B and C shares would be 1.40%. This arrangement may be terminated by the advisor at any time.

Portfolio Managers. On March 15, 2000, Ophelia Barsketis and Deborah A. Jansen replaced Nicholas Ghajar as co-managers of the Fund.

On that same date, each of the co-managers became joint employees of Colonial Management Associates, Inc. (Colonial), Stein Roe &
Farnham Incorporated (Stein Roe), and Newport Fund Management, Inc. (Newport). Colonial, the Fund's investment advisor, and Stein Roe are indirect wholly owned subsidiaries of Liberty Financial Companies, Inc. (LFC). Newport, a federally registered investment advisor that specializes in international investing, is a wholly owned subsidiary of LFC.

Ms. Barsketis is a Senior Vice President of both Colonial and Stein Roe, and a Managing Director of Newport. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities as co-manager of the Fund since March 15, 2000, co-manager of Colonial Global Utilities Fund since September, 1993, and co-manager of Stein Roe Global Utilities Fund, Variable Series since November, 1997.

Ms. Jansen is a Senior Vice President of Colonial, Stein Roe and Newport. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities as co-manager of the Fund since March 15, 2000, co-manager of Colonial Global Utilities Fund since April, 1996, and co-manager of Stein Roe Global Utilities Fund, Variable Series, since November, 1997. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. For a period of time before returning to Stein Roe in March, 1996, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

Investment Advisor. On March 15, 2000, Colonial started using Newport's trading facilities to buy and sell foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

This Supplement is dated June 5, 2000.

781-36/674B-0500